                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL
                                      for
                               Depositary Shares
          Each Representing a One One-Hundredth Interest in a Share of
            11 1/8% Series L Redeemable Exchangeable Preferred Stock
                                       of
                        Cablevision Systems Corporation
                                Pursuant to the
                                 Exchange Offer
                      in Respect of All of its Outstanding
                               Depositary Shares
          Each Representing a One One-Hundredth Interest in a Share of
            11 1/8% Series L Redeemable Exchangeable Preferred Stock
                                      for
                               Depositary Shares
          Each Representing a One One-Hundredth Interest in a Share of
            11 1/8% Series M Redeemable Exchangeable Preferred Stock


                                _______________

               Pursuant to the Prospectus Dated June   , 1996

- ------------------------------------------------------------------------
 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 JULY   , 1996, UNLESS THE EXCHANGE OFFER IS EXTENDED TO A DATE NOT
 LATER THAN AUGUST , 1996 (THE "EXPIRATION DATE"). TENDERS OF OLD DEPOSITARY SHARES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON
 THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
- ------------------------------------------------------------------------

            To:  The First National Bank of Boston, Exchange Agent

                     The First National Bank of Boston


        By Mail:                                  By Hand:

The First National Bank of Boston        BancBoston Trust Company
  Shareholder Services Division                 of New York
         P.O. Box 1889                    55 Broadway, Third Floor
      Mail Stop: 45-02-53                    New York, New York
   Boston, Massachusetts 02105

  By Overnight Courier:                  By Facsimile Transmission:

The First National Bank of Boston               (617) 575-2232
  Shareholder Services Division                 (617) 575-2233
      150 Royall Street               (For Eligible Institutions Only)
     Mail Stop: 45-02-53
  Canton, Massachusetts 02021

          Delivery of this Letter of Transmittal to an address, or transmission via facsimile, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

          HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW DEPOSITARY SHARES FOR THEIR OLD DEPOSITARY SHARES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD DEPOSITARY SHARES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

          By execution hereof, the undersigned acknowledges receipt of the
Prospectus (the "Prospectus"), dated June      , 1996, of Cablevision Systems
Corporation, a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange its depositary shares (the "New Depositary Shares"), each representing a one one-hundredth interest in a share of its 11 1/8% Series M Redeemable Exchangeable Preferred Stock (the "New Preferred Stock") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for its outstanding depositary shares (the "Old Depositary Shares"), each representing a one one-hundredth interest in a share of its 11 1/8% Series L Redeemable Exchangeable Preferred Stock (the "Old Preferred Stock"), upon the terms and subject to the conditions set forth in the Prospectus. Holders who wish to tender the additional Depositary Shares representing Old Preferred Stock received by such holder in respect of the April 1, 1996 dividend payment and to be received by such holder in respect of the July 1, 1996 dividend payment with respect to the Old Depositary Shares may do so.

          This Letter of Transmittal is to be used by Holders if: (i) depositary receipts evidencing Old Depositary Shares are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Depositary Shares is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Depositary Shares (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Depositary Shares is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering". Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

          The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Old Depositary Shares are registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered Holder; or (ii) in whose name Old Depositary Shares are held of record by DTC who desires to deliver such Old Depositary Shares by book-entry transfer at DTC.

          The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Depositary Shares must complete this letter in its entirety.

          All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

          The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

          HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD DEPOSITARY SHARES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

          List below the Old Depositary Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the depositary receipt numbers and liquidation preferences on a separately executed schedule and affix the schedule to this Letter of Transmittal.

- --------------------------------------------------------------------------------
                      DESCRIPTION OF OLD DEPOSITARY SHARES
- --------------------------------------------------------------------------------
                                               Depositary           Aggregate
                                                Receipt            Liquidation
                                                Number(s)*          Preference
                                             (Attach signed    Tendered (if less
Name(s) and Address(es) of Holder(s)             list if            than all)**
     (Please fill in, if blank)                 necessary)
- --------------------------------------------------------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------
- --------------------------------------------------------------------------------
TOTAL LIQUIDATION PREFERENCE OF OLD DEPOSITARARY SHARES
TENDERED
===============================================================================
   *    Need not be completed by Holders tendering by book-entry transfer.

  ** Need not be completed by Holders who wish to tender with respect to all Old Depositary Shares listed. See Instruction 2.
- -------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED OLD DEPOSITARY SHARES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:____________________________________________

     DTC Book-Entry Account No.:_______________________________________________

     Transaction Code No.:_____________________________________________________

If Holders desire to tender Old Depositary Shares pursuant to the Exchange Offer and (i) depositary receipts evidencing such Old Depositary Shares are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, depositary receipts evidencing such Old Depositary Shares or other required documents to reach the Exchange Agent prior to the Expiration Date or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Depositary Shares in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering".

[_] CHECK HERE IF TENDERED OLD DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Depositary Shares:_____________________________

     Window Ticket No. (if any):________________________________________________

     Date of Execution of
     Notice of Guaranteed Delivery:_____________________________________________

     Name of Eligible Institution that Guaranteed Delivery:

     ---------------------------------------------------------------------------

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:_____________________________________________

     DTC Book-Entry Account No.: _______________________________________________

     Transaction Code No.:______________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER TENDERING OLD DEPOSITARY SHARES ACQUIRED AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_____________________________________________________________________

     Address:__________________________________________________________________

             __________________________________________________________________

Ladies/Gentlemen:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate liquidation preference of Old Depositary Shares indicated above. Subject to and effective upon the acceptance for exchange of the aggregate liquidation preference of Old Depositary Shares tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Depositary Shares tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Depositary Shares with full power of substitution to (i) deliver depositary receipts evidencing such Old Depositary Shares to the Company, or transfer ownership of such Old Depositary Shares on the account books maintained by DTC, together in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Depositary Shares for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Depositary Shares, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Depositary Shares tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Depositary Shares issued in exchange for the Old Depositary Shares pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Depositary Shares are acquired in the ordinary course of such holders business and such holders have no arrangement with any person to participate in the distribution of such New Depositary Shares. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Depositary Shares.

     The undersigned represents that (i) the New Depositary Shares acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution (within the meaning of the Securities Act) of such New Depositary Shares and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Depositary Shares. If the undersigned is a broker-dealer that will receive New Depositary Shares for its own account in exchange for Old Depositary Shares that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Depositary Shares; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Depositary Shares tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Depositary Shares when, and as if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Depositary Shares are not accepted for exchange pursuant to the Exchange Offer for any reason, depositary receipts evidencing any such unaccepted Old Depositary Shares will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Depositary Shares pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions", please issue the depositary receipts evidencing the New Depositary Shares issued in exchange for the Old Depositary Shares accepted for exchange and return any Old Depositary Shares not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Depositary Shares tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please send the depositary receipts evidencing the New Depositary Shares issued in exchange for the Old Depositary Shares accepted for exchange and any depositary receipts evidencing Old Depositary Shares not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the depositary receipts evidencing the New Depositary Shares issued in exchange for the Old Depositary Shares accepted for exchange and return any depositary receipts evidencing Old Depositary Shares not tendered or not exchanged in the name(s) of, and send said depositary receipts to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Depositary Shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Depositary Shares so tendered.

- -------------------------------------------------------------------------------

                               PLEASE SIGN HERE

                  (To Be Completed by All Tendering Holders of Old Depositary Shares Regardless of Whether Depositary Receipts Evidencing
        Old Depositary Shares Are Being Physically Delivered Herewith)


      This Letter of Transmittal must be signed by the Holder(s) of Old Depositary Shares exactly as their name(s) appear(s) on the depositary receipt(s) evidencing the Old Depositary Shares or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Depositary Shares, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

      If the signature appearing below is not of the registered Holder(s) of the Old Depositary Shares, then the registered Holder(s) must sign a valid proxy.


X..................................        Date:.....................

X..................................        Date:.....................
Signature(s) of Holder(s) or Authorized Signatory

Name(s): ..........................        Address:............................

         ..........................                ............................
          (Please Print)                                (Including Zip Code)

Capacity:..........................        Area Code and Telephone No.:........

Social Security No.:...............


                SIGNATURE GUARANTEE (See Instruction 3 herein)
       Certain Signatures Must Be Guaranteed by an Eligible Institution


 ..............................................................................
            (Name of Eligible Institution Guaranteeing Signatures)

 ..............................................................................
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

 ..............................................................................
                            (Authorized Signature)

 ..............................................................................
                                (Printed Name)

 ...............................................................................
                                    (Title)
Date:......................

- -------------------------------------------------------------------------------

                 SPECIAL ISSUANCE INSTRUCTIONS
                   (See Instruction 4 herein)

To be completed ONLY if depositary receipts evidencing the Old Depositary Shares in the aggregate liquidation preference not tendered are to be issued in the name of, or the New Depositary Shares issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Depositary Shares" within this Letter of Transmittal, or if Old Depositary Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.




Name:.................................................
                (Please Print)

Address:..............................................
                (Please Print)

 ......................................................
                                             Zip Code

 ......................................................
 Taxpayer Identification or Social Security Number

- -------------------------------------------------------


           SPECIAL DELIVERY INSTRUCTIONS
            (See Instruction 4 herein)

 To be completed ONLY if depositary receipts evidencing Old Depositary Shares in the aggregate liquidation preference not tendered or not accepted for purchase or the New Depositary Shares issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Depositary Shares" within this Letter of Transmittal.



 Name:.................................................
                (Please Print)

 Address:..............................................
                (Please Print)

 ......................................................
                                             Zip Code

 ......................................................
   Taxpayer Identification or Social Security Number

 -------------------------------------------------------

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                   of the Exchange Offer and the Solicitation

     1. Delivery of this Letter of Transmittal and Old Depositary Shares. The depositary receipts evidencing the tendered Old Depositary Shares (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Depositary Shares delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered depositary receipts evidencing Old Depositary Shares, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or depositary receipts evidencing Old Depositary Shares should be sent to the Company.

     Holders who wish to tender their Old Depositary Shares and (i) whose Old Depositary Shares are not immediately available or (ii) who cannot deliver their Old Depositary Shares, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Depositary Shares and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Depositary Shares, the number or numbers of the depositary receipts evidencing such Old Depositary Shares and the aggregate liquidation preference of Old Depositary Shares tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the depositary receipts evidencing the Old Depositary Shares (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the depositary receipt(s) evidencing all tendered Old Depositary Shares in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures". Any Holder of Old Depositary Shares who wishes to tender his Old Depositary Shares pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Depositary Shares will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Depositary Shares not properly tendered or any Old Depositary Shares the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Depositary Shares. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Depositary Shares must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Depositary Shares, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Depositary Shares will not be deemed to have been made until such defects or irregularities have been cured or waived. Any depositary receipts evidencing Old Depositary Shares received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Depositary Shares, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. Partial Tenders. If a tendering Holder is tendering less than the entire aggregate liquidation preference of such Holder's Old Depositary Shares, such Holder should fill in the aggregate liquidation preference tendered in the third column of the chart entitled "Description of Old Depositary Shares". The entire aggregate liquidation preference of Old Depositary Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate liquidation preference of all Old Depositary Shares is not tendered, Old Depositary Shares for the aggregate liquidation preference of depositary receipts evidencing Old Depositary Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate liquidation preference of all Old Depositary Shares is not tendered, Old Depositary Shares for the aggregate liquidation preference of Old Depositary Shares not tendered and a depositary receipt or receipts evidencing the New Depositary Shares issued in exchange of any Old Depositary Shares accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Depositary Shares are accepted for exchange.

     3. Signatures on the Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Depositary Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the depositary receipt or receipts evidencing the Old Depositary Shares without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Depositary Shares tendered and the depositary receipt(s) for New Depositary Shares issued in exchange therefor is to be issued (or any untendered Old Depositary Shares are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered depositary receipts evidencing Old Depositary Shares, nor provide a separate stock power. In any other case, such holder must either properly endorse the depositary receipts evidencing Old Depositary Shares tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution that is a member of the Stock Transfer Association's approved medallion program (such as STAMP, SEMP or MSP).

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Depositary Shares listed, the depositary receipts evidencing such Old Depositary Shares must be endorsed or accompanied by appropriate stock powers signed as the name of the registered Holder(s) appears on the Old Depositary Shares.

     If this Letter of Transmittal (or facsimile hereof) or any depositary receipts evidencing Old Depositary Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on depositary receipts evidencing Old Depositary Shares or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Old Depositary Shares tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Depositary Shares) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which depositary receipts evidencing New Depositary Shares or depositary receipts evidencing substitute Old Depositary Shares for the aggregate liquidation preference not tendered or not accepted for exchange are to be issued or sent, if different from the name and/or address of the person indicated in the box entitled "Description of Old Depositary Shares" (or in the case of tender of the Old Depositary Shares through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Depositary Shares pursuant to the Exchange Offer. If, however, depositary receipts evidencing New Depositary Shares or Old Depositary Shares for the aggregate liquidation preference not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Depositary Shares tendered hereby, or if tendered Old Depositary Shares are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Depositary Shares pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to depositary receipts evidencing the Old Depositary Shares listed in this Letter of Transmittal.

     6. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Depositary Shares tendered.

     7. Mutilated, Lost, Stolen or Destroyed Depositary Receipts Evidencing Old Depositary Shares. Any tendering Holder whose depositary receipts evidencing Old Depositary Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. Requests for Additional Copies. Requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

==============================================================================
 Depositary Receipt           Old Depositary Shares     Old Depositary Shares
    Surrendered                      Tendered                   Accepted
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

Delivery Prepared by _________   Checked by _____________    Date _____________
===============================================================================

                 The Exchange Agent for the Exchange Offer is:


                       The First National Bank of Boston


           By Mail:                                   By Hand:

The First National Bank of Boston             BancBoston Trust Company
  Shareholder Services Division                      of New York
         P.O. Box 1889                        55 Broadway, Third Floor
      Mail Stop: 45-02-53                         New York, New York
   Boston, Massachusetts 02105

     By Overnight Courier:                   By Facsimile Transmission:

The First National Bank of Boston                  (617) 575-2232
  Shareholder Services Division                    (617) 575-2233
       150 Royall Street                    (For Eligible Institutions Only)
      Mail Stop: 45-02-53
  Canton, Massachusetts 02021